UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 31, 2020
Date of Report (date of earliest event reported)

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 431-1000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of 50 cents par value	*	*
Preferred Stock Purchase Rights	*	*
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
* On May 20, 2020, NYSE Regulation, Inc. filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist J. C. Penney Company, Inc.’s common stock (the “common stock”) from the New York Stock Exchange. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.01.     Entry into a Material Definitive Agreement.
As previously reported, on May 15, 2020, J. C. Penney Company, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).
Also as previously reported, on June 8, 2020, J. C. Penney Corporation, Inc. (“JCP”), as borrower, the Company and certain of its subsidiaries (together with JCP and the Company, the “Credit Parties”), as guarantors, entered into a Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement (the “DIP Credit Agreement”) with the financial institutions identified therein as lenders (the “Lenders”), GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent. The senior secured credit facility under the DIP Credit Agreement (the “DIP Facility”) consists of $450 million in “new money” term loans and $450 million in prepetition term loan and/or first lien note obligations that have been “rolled” into the DIP Facility. Capitalized terms used, but not otherwise defined, in this Current Report on Form 8-K have the meanings given to them in the DIP Credit Agreement.
To enable the Company to continue negotiations, on July 31, 2020, the Lenders constituting the Supermajority Lenders agreed to extend certain milestones under the DIP Credit Agreement, provided that certain conditions subsequent and covenants are satisfied or waived, such that the Toggle Event would occur upon the failure of the Supermajority Lenders to approve the Business Plan by August 7, 2020, instead of July 31, 2020 (the deadline pursuant to the DIP Credit Agreement, as modified by the previously disclosed waiver, dated July 14, 2020, from the Supermajority Lenders). Such Business Plan is expected to include the establishment of an operating company (“OpCo”) and a real estate investment trust, and the conditions subsequent to such waiver include, among other things, the finalization of an acceptable asset purchase agreement, an acceptable master lease agreement, an acceptable distribution center lease agreement and an acceptable term loan credit agreement with the winning bidder for OpCo by August 30, 2020.
Cautionary Statement Regarding Forward-Looking Information
The Company has included statements in this Current Report on Form 8-K that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect” and similar expressions identify forward-looking statements. Forward-looking statements are based only on the Company’s current assumptions and views of future events and financial performance. They are subject to known and unknown risks and uncertainties, many of which are outside of the Company’s control that may cause the Company’s actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; changes in store traffic trends; the cost of goods; more stringent or costly payment terms and/or the decision by a significant number of vendors not to sell the Company merchandise on a timely basis or at all; trade restrictions; the ability to monetize non-core assets on acceptable terms; the ability to implement the Company’s strategic plan, including its omnichannel initiatives; customer acceptance of the Company’s strategies; the Company’s ability to attract, motivate and retain key executives and other associates; the impact of cost reduction initiatives; the Company’s ability to generate or maintain liquidity; implementation of new systems and platforms; changes in tariff, freight and shipping rates; changes in the cost of fuel and other energy and transportation costs; disruptions and congestion at ports through which the Company imports goods; increases in wage and benefit costs; competition and retail industry consolidations; interest rate fluctuations; dollar and other currency valuations; the impact of weather conditions; risks associated with war, an act of terrorism or pandemic; the ability of the federal government to fund and conduct its operations; a systems failure and/or security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or Company information; legal and regulatory proceedings; the Company’s ability to access the debt or equity markets on favorable terms or at all; risks arising from the delisting of the Company’s common stock from the New York Stock Exchange; and the impact of natural disasters, public health crises or other catastrophic events on the Company’s financial results, in particular as the Company manages its business through the COVID-19 pandemic and the resulting restrictions and uncertainties in the general economic and business environment. Please refer to the Company’s Annual Report on Form 10-K for the year ended February 1, 2020, and Quarterly Reports on Form 10-Q filed subsequently thereto, for a further discussion of risks and uncertainties. There can be no assurances that the Company will achieve expected results, and actual results may be materially less than expectations. Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to it and speaks only as of the date on which such statement is made. The Company does not undertake to update these forward-looking statements as of any future date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
J. C. PENNEY COMPANY, INC.
By:    /s/ Bill Wafford
Bill Wafford
Executive Vice President, Chief Financial Officer
Date:    August 6, 2020